UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

FairWind Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55383

(Commission File Number)

46-2876282

 (IRS Employer Identification No.)

32932 Pacific Coast Highway, #14-254

Dana Point, California 92629

(Address of principal executive offices)(Zip Code)

(949) 438-0160

Registrant's telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) On January 5, 2016, FairWind Energy Inc., a Nevada corporation (the "Company"), notified Li and Company, PC ("Li and Company"), that the Company had dismissed Li and Company as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of Li and Company regarding the Company's financial statements as of August 31, 2015 and 2014 and the related statement of operations, stockholders' equity and cash flows for the fiscal years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle other than an explanatory paragraph as to a going concern.

For the years ended August 31, 2015 and 2014, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Li and Company, would have caused them to make reference thereto in their report on the Company's financial statements for such years ended August 31, 2015 and 2014. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Li and Company a copy of the above disclosures and requested Li and Company to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Li and Company's response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 5, 2016, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of MaloneBailey, LLP ("MaloneBailey"), the Company's new independent registered public accountants, which appointment MaloneBailey has accepted with the dismissal of Li and Company.

During the two most recent fiscal years and the interim period preceding the engagement of MaloneBailey, the Company has not consulted with MaloneBailey regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by MaloneBailey or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Li and Company and therefore did not discuss any past disagreements with MaloneBailey.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated January 5, 2016, from Li and Company, PC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FairWind Energy Inc. (Registrant)

Date: January 5, 2016	By:	/s/ Michael Winterhalter
	Name:	Michael Winterhalter
	Title:	President and Chief Executive Officer